UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 28, 2008
NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real, San Diego, California		92130
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS.
The Company’s Annual Meeting of Stockholders was held on May 28, 2008. As of the close of business on April 1, 2008, the record date for the Annual Meeting, there were 38,421,043 shares of common stock entitled to vote, of which there were 35,723,541 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on five matters: (i) the election of two Class III Directors for a term of three years expiring at the 2011 Annual Meeting of Stockholders, (ii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, (iii) the approval of an amendment to the Company’s 2003 Incentive Stock Plan, as amended, to increase the number of shares of common stock reserved for issuance thereunder from 4,800,000 to 5,300,000 shares, (iv) the consideration of a stockholder proposal to declassify the Board of Directors, and (v) the consideration of a stockholder proposal regarding an engagement process with the proponents of certain stockholder proposals. The voting results were as follows:
•	Election of two Class III Directors for a term of three years expiring at the 2011 Annual Meeting of Stockholders

Gary A. Lyons	For	27,218,907	Withheld	8,504,634
Kevin C. Gorman, Ph.D.	For	31,481,827	Withheld	4,241,714
The two nominees for Class III Director were elected. Our Class I Directors, Joseph Mollica, Ph.D, Wylie W. Vale, Ph.D. and W. Thomas Mitchell, continue in office until our 2009 Annual Meeting of Stockholders. Our Class II Directors, Corinne H. Lyle, Richard F. Pops, and Stephen A. Sherwin, continue in office until our 2010 Annual Meeting of Stockholders.
•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008

For	34,388,279	Against	1,131,756	Abstain 203,506
The appointment of Ernst & Young LLP was ratified.
•	Approval of an amendment to the Company’s 2003 Incentive Stock Plan, as amended, which increases the number of shares of common stock reserved for issuance from 4,800,000 to 5,300,000 shares

For	15,678,162	Against	9,399,422	Abstain 109,986
The amendment to the Company’s 2003 Incentive Stock Plan, as amended, was approved.
•	Consideration of a stockholder proposal to declassify the Board of Directors

For	17,100,280	Against	8,011,694	Abstain 75,596
The stockholder proposal was approved.
•	Consideration of a stockholder proposal regarding an engagement process with the proponents of certain stockholder proposals

For	13,941,016	Against	11,140,397	Abstain 106,157
The stockholder proposal was approved.

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 28, 2008	NEUROCRINE BIOSCIENCES, INC.

/s/ TIMOTHY P. COUGHLIN

Timothy P. Coughlin
Vice President and Chief Financial Officer